                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                               Exchange Act of 1934



                                March 10, 1994
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               (Date of Report, date of earliest event reported)




                                   VALHI, INC.
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             (Exact name of Registrant as specified in its charter)


              Delaware              1-5467             87-0110150
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            (State or other        (Commission         (IRS Employer
            jurisdiction of        File Number)        Identification
            incorporation)                             No.)


             5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
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            (Address of principal executive offices)     (Zip Code)



                                (214) 233-1700
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              (Registrant's telephone number, including area code)



                                Not applicable
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             (Former name or address, if changed since last report)

Item 5:  Other Events

             On March 10, 1994, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference. The press release relates to the announcement by Registrant that its Board of Directors had adopted a policy of paying a regular quarterly dividend and had declared a dividend of two cents ($.02) per share on its common stock, payable March 31, 1994 to stockholders of record at the close of business March 24, 1994.


Item 7:  Financial Statements,  Pro Forma  Financial Information and Exhibits

    (c)  Exhibit

         Item No.                 Exhibit Index
         --------    ------------------------------------------
          99.1       Press release dated March 10, 1994
                     issued by the Registrant


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  VALHI, INC.
                                  (Registrant)



                                  By: /s/ Steven L. Watson
                                      Steven L. Watson
                                      Vice President & Secretary



Date: March 10, 1994

                              INDEX TO EXHIBITS


Exhibit
Number                      Exhibit
- -------    ------------------------------------------
99.1       Press release dated March 10, 1994
           issued by the Registrant
